Exhibit 32.2

NETWORKING PARTNERS, INC.

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C.  SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Networking Partners, Inc. (“Company”) on Form 10-K for the years ended December 31, 2013 and 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Enzo Taddei, Principal Financial Officer, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2014

/s/ Enzo Taddei
By: Enzo Taddei
Its: Principal Financial Officer